Exhibit 10.3
                                                                          Chalet
                                SECOND AMENDMENT
                                       TO
                         AGREEMENT FOR PURCHASE AND SALE

     This Second Amendment to Agreement for Purchase and Sale (this "Amendment"), dated August 10, 2001, is made among Garden Chalet I L.P., a Delaware limited partnership ("Chalet I Seller") and Chalet II Associates, a Kansas general partnership ("Chalet II Seller"), each with offices at 1800 Valley View Lane, Ste. 300, Dallas, TX 75234 (Chalet I Seller and Chalet II Seller being collectively referred to as "Seller"), and KelCor, Inc., a Missouri corporation, with offices at 104 Armour Road, North Kansas City, Missouri 64116 ("Purchaser").

                                    Recitals:

     A. Seller and Purchaser entered into a certain Agreement for Purchase and Sale dated effective as of June 25, 2001 (as amended, the "Agreement"), which Agreement is for the sale and purchase of certain property located in Collin County, Texas and described in the Agreement.

     B. Purchaser and Seller desire to modify the Agreement, as set forth in this Amendment.

     C. All capitalized terms used in this Amendment and not separately defined shall have the meanings ascribed to such terms in the Agreement.

     Now, therefore, Purchaser and Seller agree as follows:

     1. The Agreement shall remain in full force and effect, as modified by this Agreement.

     2. Purchaser shall apply for the Consent (including filing the application and payment of the application fee) on or before August 16, 2001.

     IN WITNESS WHEREOF, the parties have executed this Amendment.

           SELLER:        Garden Chalet I L.P.

                          By:      Garden National Realty, Inc.,
                                   its general partner

                                   By: /s/ Bruce A. Endendyk
                                   Name:   Bruce A. Endendyk
                                   Title:  Executive Vice President

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                          Chalet II Associates,
                          a Kansas general partnership

                          By:      National Operating, L.P.,
                                   its general partner

                                   By:      NRLP Management Corp.
                                            its general partner

                                            By: /s/ Bruce A. Endendyk
                                            Name:   Bruce A. Endendyk
                                            Title:  Executive Vice President

           PURCHASER:     KelCor, Inc.


                          By: /s/ David L. Johnson
                          Name:   David L. Johnson
                          Title:  Vice President

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